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Scudder Cash Reserves Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Cash Reserves Fund	CUSIP Number
Class A	811195-403
Class B	811195-502
Class C	811195-601

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Cash Reserves Fund	6-Month**	1-Year	3-Year	5-Year	10-Year/ Life of Class***
Class A	.26%	.61%	2.80%	3.46%	3.83%
Class B	.10%	.23%	2.09%	2.63%	2.92%
Class C	.10%	.23%	2.28%	2.88%	3.32%

** Total returns shown for periods less than one year are not annualized.

Source: Deutsche Asset Management

Distribution Information
	Class A	Class B	Class C
Distribution Information: Six Months: Income Dividends	$ .003	$ .001	$ .001
March Income Dividend	$ .0002	$ .0001	$ .0001
7-day Average Yield	.27%	.10%****	.10%****
7-day Compound Effective Yield	.27%	.10%****	.10%****

7-day average yield is the annualized net investment income per share for the period shown.
Average Annual Total Returns* (Adjusted for Sales Charge)
Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class***
Class A(a)	Growth of $10,000	$10,061	$10,863	$11,855	$14,557
	Average annual total return	.61%	2.80%	3.46%	3.83%
Class B(a)	Growth of $10,000	$9,723	$10,441	$11,286	$13,332
	Average annual total return	-2.77%	1.45%	2.45%	2.92%
Class C(a)	Growth of $10,000	$10,023	$10,698	$11,523	$13,343
	Average annual total return	.23%	2.28%	2.88%	3.32%

* Returns for Class B and C during the periods shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
*** Class C shares commenced operations on May 31, 1994.
**** Yields reflect a partial fee waiver during this period which improved results. Without these waivers expenses would have exceeded income by .52% and .60% for Class B and Class C, respectively, at March 31, 2003.
a There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

All performance is historical, assumes reinvestment of all dividends, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Darlene Rasel and the management team discuss the market environment and investment strategy for the fund's most recent semiannual period ended March 31, 2003:

Q: How would you describe the economic environment for money market securities over the most recent six-month period?

A: For the past year and a half, the economy has experienced one small shock after another. First was September 11, 2001. Then, last summer a number of corporate scandals - including the Enron and WorldCom debacles - were brought to light. By January of this year, the buildup to the Iraqi war had begun in the public's mind, but that buildup really began last September, when President Bush gave a speech at the United Nations challenging the world body to rid Iraq of weapons of mass destruction. There hasn't been a long period of calm in which the economy has had a chance to recover from previous shocks. In light of continued economic weakness, the Federal Reserve Board, at its November 6, 2002, Open Market Committee meeting, chose to lower the federal funds rate by 50 basis points to 1.25%, where it has remained since then. At that time, though many observers expected the Fed to cut interest rates by 25 basis points, few expected a 50-basis-point move. With this action, the Fed clearly indicated that it wanted to jump-start the US economy. Monetary policy works with a lag, so the effect of such a cut typically emerges six to nine months later. We are approaching the time when the effects should show up in improved economic statistics, but we believe the ongoing war and rebuilding effort in Iraq could be masking those effects.

Q: What impact did the buildup to the war have on money market yields?

A: Money market yields continued to fall during the period, and the money market yield curve has now flattened. This means that longer-term money market rates are approaching and even dipping below shorter-term rates. Short-term rates are anchored by the 1.25% federal funds rate. Until mid-March, the money market yield curve was positively sloped, with interest rates rising as maturities lengthened. If you purchased a three-, six- or 12-month security, there was a gradual yield pickup. That is not the case at present, though interest rate movements have certainly been volatile during the time of the buildup to the war and the war itself.

Q: Did stock market elation over the progress of the war affect the money markets?

A: It had a significant effect. That's why it's been so hard to pin down where money market yields are day-to-day. For example, the one-year LIBOR (the London Inter-Bank Offered Rate, a standard measurement for short-term interest rates) was 1.28% on March 31; just five days earlier, it was 1.39%. We consider that to be a substantial swing in less than one week.

Q: What was the fund's strategy during the period?

A: During the six-month period, we purchased securities across the money market maturity spectrum. We also emphasized agency callable securities. There are several reasons why we purchased these securities: First, the callable securities that we purchase are primarily those with one-year maturities. Though we understand that such a security could be called in by the issuer and its principal refunded in as little as 90 or 180 days, we can still obtain one-year coupon yields for however long we hold the security. Second, because the issues are callable, they offer a yield premium over noncallable securities. Because the fund holds a large number of different kinds of callable securities (callable within three months or six months; one-time call features or continued call features), we manage the structure of the portfolio carefully, and we constantly seek a balance so that the fund is not exposed to too many potential calls at one time. Perhaps most importantly, the credit quality of these issues is strong - almost all are issued by government agencies.

During the latter part of the period, when one-year money market yields began to dip below shorter-term yields, we began to purchase short-term securities in addition to one-year securities.

Going forward, we will continue our insistence on the highest credit quality in the Scudder Cash Reserves Fund portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Portfolio Composition	3/31/03	9/30/02

Commercial Paper	40%	49%
Short-Term Notes	25%	6%
Certificates of Deposit and Bank Notes	22%	24%
Repurchase Agreements	8%	21%
Money Market Funds	5%	-
	100%	100%

Portfolio composition is subject to change.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Commercial Paper 39.8%
Caterpillar Financial, 1.51%*, 11/4/2003	5,800,000	5,807,884
Charta Corp., 1.27%**, 4/3/2003	5,000,000	4,999,647
GE Capital International Funding, Inc., 1.27%**, 4/29/2003	13,000,000	12,987,159
International Lease Finance Corp., 1.22%**, 6/5/2003	13,000,000	12,971,364
Jupiter Securitization Corp., 1.25%**, 4/15/2003	12,000,000	11,994,167
K2 (USA) LLC, 1.3%**, 4/22/2003	2,000,000	1,998,483
Morgan Stanley Dean Witter & Co., 1.48%*, 5/22/2003	15,000,000	15,000,000
Park Avenue Receivables Corp., 1.4%**, 4/1/2003	10,000,000	10,000,000
Pfizer, Inc., 1.25%**, 4/23/2003	15,100,000	15,088,465
Quincy Capital Corp., 1.28%**, 4/4/2003	6,000,000	5,999,360
Quincy Capital Corp., 1.35%**, 4/1/2003	5,000,000	5,000,000
Salomon Smith Barney Holdings Co., 1.3%*, 4/28/2003	10,000,000	10,000,000
Scaldis Capital LLC, 1.3%**, 4/21/2003	4,692,000	4,688,611
Sheffield Receivables Corp., 1.28%**, 4/28/2003	13,500,000	13,487,040
Sheffield Receivables Corp., 1.4%**, 4/1/2003	5,000,000	5,000,000
Transamerica Finance Group, 1.27%**, 4/16/2003	13,000,000	12,993,121
UBS Finance LLC, 1.39%**, 4/1/2003	18,000,000	18,000,000
Total Commercial Paper (Cost $166,015,301)		166,015,301

Short-Term Notes 25.0%
Associates Corp. of North America, 1.329%*, 6/15/2003	10,000,000	10,000,000
BP Capital Markets PLC, 1.373%*, 9/11/2003	8,000,000	8,001,076
Federal Home Loan Bank, 1.18%, 4/8/2004	13,000,000	13,000,000
Federal Home Loan Bank, 1.4%, 3/5/2004	14,000,000	14,000,000
Federal Home Loan Bank, 1.4%, 3/29/2004	10,000,000	10,000,000
Federal Home Loan Bank, 1.43%, 3/30/2004	8,000,000	8,000,000
Federal National Mortgage Association, 1.4%, 4/19/2004	4,200,000	4,200,000
Federal National Mortgage Association, 1.5%, 1/14/2004	10,000,000	9,996,869
Federal National Mortgage Association, 1.55%, 2/3/2004	4,000,000	3,999,947
Federal National Mortgage Association, 2.16%**, 4/4/2003	10,000,000	9,998,200
Federal National Mortgage Association, 5.125%, 2/13/2004	7,000,000	7,230,351
General Electric Capital Corp., 1.31%*, 1/28/2004	2,500,000	2,500,841
Unilever Capital Corp., 6.75%, 11/1/2003	3,000,000	3,096,770
Total Short-Term Notes (Cost $104,024,054)		104,024,054

Certificates of Deposit and Bank Notes 22.5%
Bank of Nova Scotia, 1.35%, 5/15/2003	15,000,000	15,000,000
BNP Paribas, 2.69%, 4/15/2003	10,000,000	10,002,439
Canadian Imperial Bank of Commerce, 2.13%, 7/11/2003	7,000,000	7,000,577
Credit Agricole Indosuez SA, 2.68%, 4/16/2003	12,000,000	12,003,187
Dresdner Bank AG, 2.08%, 7/15/2003	10,000,000	10,001,426
Dresdner Bank AG, 2.58%, 5/8/2003	10,000,000	10,001,432
Landesbank Baden Wurttemberg, 1.375%, 5/19/2003	10,000,000	10,000,000
Lloyds TSB Bank PLC, 1.835%, 7/28/2003	10,000,000	9,994,201
Nordea Bank Finland PLC, 1.266%*, 9/10/2003	10,000,000	9,998,664
Total Certificates of Deposit and Bank Notes (Cost $94,001,926)		94,001,926

Money Market Funds 4.8%
AIM Liquid Assets Portfolio, 1.31%	10,000,000	10,000,000
Federated Prime Obligation Fund, 1.27%	10,000,000	10,000,000
Total Money Market Funds (Cost $20,000,000)		20,000,000

Repurchase Agreements*** 7.9%
Goldman Sachs, 1.37%, dated 3/31/2003, to be repurchased at $26,000,989 on 4/1/2003	26,000,000	26,000,000
State Street Bank and Trust Co., 1.3%, dated 3/31/2003, to be repurchased at $6,770,244 on 4/1/2003	6,770,000	6,770,000
Total Repurchase Agreements (Cost $32,770,000)		32,770,000
Total Investment Portfolio - 100.0% (Cost $416,811,281) (a)		416,811,281

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2003.
** Annualized yield at time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Cost for federal income tax purposes was $416,811,281.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 416,811,281
Cash	1,000
Interest receivable	1,635,818
Receivable for Fund shares sold	1,422,430
Other assets	13,697
Total assets	419,884,226
Liabilities
Payable for Fund shares redeemed	5,083,668
Dividends payable	11,691
Accrued management fee	136,436
Other accrued expenses and payables	441,806
Total liabilities	5,673,601
Net assets, at value	$ 414,210,625
Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(24,842)
Accumulated net realized gain (loss)	(18,727)
Paid-in capital	414,254,194
Net assets, at value	$ 414,210,625
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($176,219,186 / 176,206,116 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($171,122,456 / 171,111,514 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($66,868,983 / 66,862,398 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 3,536,246
Expenses: Management fee	840,851
Services to shareholders	1,026,766
Custodian fees	17,723
Distribution service fees	1,450,494
Auditing	18,503
Legal	4,242
Trustees' fees and expenses	10,256
Reports to shareholders	23,956
Registration fees	39,071
Other	12,270
Total expenses, before expense reductions	3,444,132
Expense reductions	(642,426)
Total expenses, after expense reductions	2,801,706
Net investment income	734,540
Net increase (decrease) in net assets resulting from operations	$ 734,540

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income	$ 734,540	$ 3,079,059
Net realized gain (loss) on investment transactions	-	10,196
Net increase (decrease) in net assets resulting from operations	734,540	3,089,255
Distributions to shareholders from net investment income: Class A	(497,881)	(2,112,413)
Class B	(165,928)	(659,775)
Class C	(67,859)	(310,195)
Fund share transactions: Proceeds from shares sold	267,763,434	1,716,019,983
Reinvestment of distributions	703,464	2,627,427
Cost of shares redeemed	(355,228,640)	(1,812,612,232)
Net increase (decrease) in net assets from Fund share transactions	(86,761,742)	(93,964,822)
Increase (decrease) in net assets	(86,758,870)	(93,957,950)
Net assets at beginning of period	500,969,495	594,927,445
Net assets at end of period (including accumulated distributions in excess of net investment income of $24,842 and $27,714, respectively)	$ 414,210,625	$ 500,969,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.003	.009	.04	.05	.04	.04
Distributions from net investment income	(.003)	(.009)	(.04)	(.05)	(.04)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.26**	.89	4.40	5.43	4.12	4.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	176	226	271	252	265	197
Ratio of expenses before expense reductions (%)	1.11*	1.14	.93	.93	1.09	1.21
Ratio of expenses after expense reductions (%)	1.11*	1.14	.93	.92	1.09	1.21
Ratio of net investment income (%)	.54*	.97	4.26	5.27	4.07	4.49

a For the six months ended March 31, 2003 (Unaudited).
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.001	.004	.03	.04	.03	.03
Distributions from net investment income	(.001)	(.004)	(.03)	(.04)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.10c**	.35[c]	3.42	4.49	3.08	3.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	171	195	228	202	287	285
Ratio of expenses before expense reductions (%)	1.97*	2.01	1.89	1.87	2.11	2.22
Ratio of expenses after expense reductions (%)	1.47*	1.75	1.89	1.86	2.11	2.22
Ratio of net investment income (%)	.18*	.37	3.34	4.33	3.05	3.48
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Total returns do not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.001	.004	.04	.05	.03	.04
Distributions from net investment income	(.001)	(.004)	(.04)	(.05)	(.03)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.10c**	.41[c]	3.76	4.81	3.44	3.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	67	79	96	79	97	68
Ratio of expenses before expense reductions (%)	2.00*	1.91	1.62	1.57	1.75	1.88
Ratio of expenses after expense reductions (%)	1.41*	1.67	1.62	1.56	1.75	1.88
Ratio of net investment income (%)	.24*	.44	3.59	4.63	3.41	3.82
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Total returns do not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the ``Fund'') is a diversified series of Scudder Portfolios which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2003) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $19,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($13,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 41,347
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (19,000)
Net unrealized appreciation (depreciation) on investments	$ -

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 3,003,966

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Effective January 16, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds. During the period the Advisor agreed to temporarily waive and reimburse certain operating expenses of Class B and Class C shares. For the six months ended March 31, 2003, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2003
Class A	$ 305,670	$ -	$ 141,644
Class B	370,332	370,332	-
Class C	167,323	167,323	-
	$ 843,325	$ 537,655	$ 141,644

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 649,880	$ 112,289
Class C	263,827	51,758
	$ 913,707	$ 164,047

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2003	Effective Rate
Class A	$ 232,218	$ -	$ 43,753.25%
Class B	216,627	63,892	53,071.18%
Class C	87,942	40,861	33,524.13%
	$ 536,787	$ 104,753	$ 130,348

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $512,718 and $15,672, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2003, SDI received $12,162.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended March 31, 2003, the Fund's custodian and transfer agent fees were reduced by $18 and $0, respectively, under these arrangements.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	117,089,828	$ 117,089,829	1,214,192,353	$ 1,214,192,354
Class B	94,653,510	94,653,509	325,823,091	325,823,200
Class C	56,020,096	56,020,096	176,004,389	176,004,429
		$ 267,763,434		$ 1,716,019,983
Shares issued to shareholders in reinvestment of distributions
Class A	486,862	$ 486,863	1,716,445	$ 1,716,445
Class B	153,828	153,827	625,601	625,601
Class C	62,774	62,774	285,381	285,381
		$ 703,464		$ 2,627,427
Shares redeemed
Class A	(167,586,669)	$ (167,587,136)	(1,260,356,176)	$ (1,260,356,182)
Class B	(118,989,109)	(118,989,121)	(359,635,987)	(359,636,012)
Class C	(68,652,163)	(68,652,383)	(192,619,233)	(192,620,038)
		$ (355,228,640)		$ (1,812,612,232)
Net increase (decrease)
Class A	(50,009,979)	$ (50,010,444)	(44,447,378)	$ (44,447,383)
Class B	(24,181,771)	(24,181,785)	(33,187,295)	(33,187,211)
Class C	(12,569,293)	(12,569,513)	(16,329,463)	(16,330,228)
		$ (86,761,742)		$ (93,964,822)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes